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EXHIBIT (j)


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated October 25, 2001, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-79708 and 811-08542) of The Saratoga Advantage Trust.

                                                           /s/ Ernst & Young LLP



New York, New York
December 21, 2001